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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ---------------------------

                                    FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): July 25, 2001




                            ENDOCARDIAL SOLUTIONS, INC.
                       ----------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                        0-22233               41-1724963
-----------------------------  -------------------------   -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


            1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108
            ------------------------------------------------------
                   (Address of principal executive offices)


    Registrant's telephone number, including area code:    (651) 523-6900
                                                        ------------------


                                 Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 9.  REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Endocardial Solutions, Inc.'s recent announcement regarding foreign distribution arrangements as presented in the attached press release.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   EXHIBITS

               Exhibit No.    Description
               -----------    -----------
                   99.1       Press Release dated July 25, 2001

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 25, 2001

                                 ENDOCARDIAL SOLUTIONS, INC.



                                 By:  /s/ James W. Bullock
                                    ------------------------------------
                                      James W. Bullock
                                      President and Chief Executive Officer
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                                INDEX TO EXHIBITS


Exhibit No. Description
----------- ------------
99.1        Press Release dated July 25, 2001